SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )



Filed by the Co-Registrants                             __X__
Filed by a Party other than the Registrant              _____


Check the appropriate box:


_____  Preliminary Proxy Statement

_____ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)

__X__  Definitive Proxy Statement

_____  Definitive Additional materials

_____  Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12


                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                     AMERICAN CENTURY PREMIUM RESERVES, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
--------------------------------------------------------------------------------
             (Name of Co-Registrant as Specified in Their Charters)



Payment of Filing Fee (Check the appropriate box):

__X__  No fee required.

_____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

_____  Fee paid previously with preliminary materials.

                            [american century logo]
                                    American
                                  Century(sm)

                                     Proxy
                                   Statement

                      AMERICAN CENTURY MUTUAL FUNDS, INC.
                   AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                    AMERICAN CENTURY PREMIUM RESERVES, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

                                  JUNE 2, 1997

                      Important Voting Information Inside!

                               TABLE OF CONTENTS

Letter from the President .............................................. 1
Proxy Statement Summary ................................................ 2
Notice of Annual Meeting of Shareholders ............................... 5
Detailed Discussion of Proxy Issues .................................... 7
Share Ownership ........................................................ 8
Proposal 1: Election of Directors ......................................10
Proposal 2: Approval of Management Agreements ..........................15
Proposal 3: Ratification of Independent Auditors .......................22
Proposal 4: Adoption of Standardized
   Fundamental Investment Restrictions .................................23
   Change #1: Diversification of Investments ...........................24
   Change #2: Senior Securities ........................................25
   Change #3: Borrowing ................................................26
   Change #4: Lending ..................................................27
   Change #5: Industry Concentration ...................................28
   Change #6: Illiquid Securities ......................................28
   Change #7: Other Investment Companies ...............................29
   Change #8: Real Estate ..............................................30
   Change #9: Underwriting .............................................31
   Change #10: Commodities .............................................31
   Change #11: Unseasoned Issuer .......................................32
   Change #12: Short Sales .............................................33
   Change #13: Margin ..................................................34
Proposal 5: Amend a Fundamental Investment Policy
of Twentieth Century Heritage Fund .....................................35
Other Matters ..........................................................37
Schedule I: Number of Outstanding Votes as of May 5, 1997 ..............38
Appendix I: Management Agreement .......................................41
Appendix II: Proposed Standard Fundamental
Investment Restrictions ................................................46
Appendix III: Current Fundamental Investment Restrictions
of American Century Mutual Funds, Inc. .................................47
Appendix IV: Current Fundamental Investment Restrictions
of American Century World Mutual Funds, Inc. ...........................49
Appendix V: Current Fundamental Investment Restrictions
of American Century Capital Portfolios, Inc. ...........................51
Appendix VI: Current Fundamental Investment Restrictions
of American Century Strategic Asset Allocations, Inc. ..................52
Appendix VII: Current Fundamental Investment Restrictions
of American Century Premium Reserves, Inc. .............................54


     Table of Contents                              American Century Investments


                           LETTER FROM THE PRESIDENT

                          American Century Investments
                                4500 Main Street
                          Kansas City, Missouri 64111

                                  June 2, 1997

Dear American Century Shareholder,

I am writing to inform you of the upcoming annual meeting of the shareholders of your fund. At this meeting, you are being asked to vote on important proposals effecting your fund. The Board of Directors of your fund, including myself, unanimously believes that these proposals are in the fund's and your best interest.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN ALL PROXY CARDS TODAY. If you hold shares in more than one fund, you will receive a separate proxy card for each fund you hold. Please be sure to sign and return each proxy card regardless of how many you receive.

The Board of Directors of your fund has unanimously approved these proposals and recommends a vote "FOR" each proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact our proxy solicitor D.F. King & Co., Inc. at 1-800-755-3107.

Thank you for your time in considering these important proposals. Thank you for investing with American Century and for your continuing support.

Sincerely,

/s/James E. Stowers III
James E. Stowers III
President and Chief Executive Officer


                                                                               1

                            PROXY STATEMENT SUMMARY

The following Q&A is a brief summary of the proposals to be considered at the annual meeting. The information below is qualified in its entirety by the more detailed information contained elsewhere in this proxy statement. Accordingly, please read all the enclosed proxy materials before voting.

If you own other American Century funds and/or accounts, you may receive additional proxy statements and voting cards in a separate mailing. It is important that you vote ALL proxy cards that you receive. Please remember to vote your shares as soon as possible.

WHEN WILL THE ANNUAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

The meeting will be held on Wednesday, July 30, 1997, at 10 a.m. Central time at the Companies' offices at 4500 Main Street, Kansas City, Missouri. Please note that this will be a business meeting only. There will be no presentations about the Funds. The record date for the meeting is the close of business on May 16, 1997. Only shareholders who own shares at that time are entitled to vote at the meeting.

WHAT IS BEING VOTED ON AT THE ANNUAL MEETING?

Your Board of Directors is recommending that shareholders consider the following proposals:

Proposal                                                        Funds Affected
--------------------------------------------------------------------------------
1.  To elect a Board of Directors of nine members;                    all
2.  To approve a Management Agreement with
    American Century Investment Management, Inc.;                     all
3.  To ratify the selection of Deloitte & Touche LLP                  all
    as independent auditors;
4.  To approve the adoption of standardized                           all
    fundamental investment limitations;
5.  To approve the amendment of a fundamental                    Heritage only
    investment policy of the Twentieth Century
    Heritage Fund; and
6.  To transact such other business which may come                    all
    before the meeting, although we are not aware of any other items to be considered.

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE ON THESE PROPOSALS?

The Directors unanimously recommend that you vote "FOR" each proposal.

WHO ARE THE NOMINEES FOR DIRECTOR? HAVE ALL OF THEM BEEN ELECTED BEFORE?

The  Nominating   Committee  of  your  Board  of  Directors  has  proposed  that shareholders elect nine members to the Board of Directors. The nominees are:


2    Proxy Statement Summary        American Century Investments


     Thomas A. Brown                Lloyd T. Silver, Jr.
     Robert W. Doering, M.D.        James E. Stowers, Jr.
     D.D. (Del) Hock                James E. Stowers III
     Linsley L. Lundgaard           M. Jeannine Strandjord
     Donald H. Pratt

Mr. Hock and Mr. Pratt are being considered by shareholders for the first time. A full discussion of the proposal to elect Directors begins on page 10.

WHAT CHANGES ARE BEING PROPOSED TO THE MANAGEMENT AGREEMENT?

The proposed Management Agreement is only slightly different from the current Management Agreement. First, the proposed Management Agreement will reduce the fee for the Benham Cash Reserve Fund and change the fee schedule for the Twentieth Century International Growth and Twentieth Century International Discovery Funds to reflect voluntary fee waivers by ACIM which have been in effect since August 1, 1996. The proposed Management Agreement does not change the fee payable by any of the remaining Funds. The proposed Management Agreement also formalizes an agreement between the Funds and ACIM with respect to the Fund names.

A full discussion of the proposal to approve Management Agreements begins on page 15.

WHAT IS THE "RATIFICATION" OF THE INDEPENDENT AUDITORS? HAVE SHAREHOLDERS VOTED ON DELOITTE & TOUCHE LLP BEFORE?

The Investment Company Act requires your Board of Directors to select independent auditors for the Funds and also requires them to submit their selection to the shareholders for approval (technically called a "ratification") in any year that an annual shareholders meeting is being held. Your Board of Directors, in part to provide uniform auditors for the Funds, selected Deloitte & Touche LLP in late 1996. This meeting is the first opportunity for shareholders to vote on the selection of Deloitte & Touche.

A full discussion of the proposal to ratify the selection of Deloitte & Touche begins on page 22.

WHY AM I BEING ASKED TO ADOPT STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS?

Currently the Funds have fundamental investment restrictions which vary between Companies and between Funds within the same Company. The funds also have investment restrictions which reflect legal and other requirements which are no longer applicable to the Funds. In the interest of efficiency in fund management and compliance, ACIM has analyzed the fundamental investment restrictions and policies of the Funds in an effort to formulate a standard set of policies for all Funds which reflect current industry practice and will allow the Funds to respond to changes in regulatory and industry practice without the expense and delay of a shareholder vote.


Proxy Statement                                      Proxy Statement Summary   3


It should be noted that the adoption of the proposed changes is not expected to materially affect the way the Funds are managed.

Some of the proposed  changes sound quite  technical.  A full  discussion of the
specific  changes,   as  well  as  a  further  discussion  of  the  benefits  of standardization, begins on page 23.

YOU ARE PROPOSING A CHANGE TO THE HERITAGE FUND'S POLICY REGARDING INVESTMENTS IN DIVIDEND PAYING COMPANIES. WHAT IS THAT ABOUT?

We are proposing that the percentage of fund assets that can be invested in nondividend paying companies be increased from 20% to 40%. This will allow the fund to own a broader variety of investments while retaining its primary concentration on firms paying cash dividends.

WHEN WILL THE PROPOSALS TAKE EFFECT IF THEY ARE APPROVED?

If approved, the proposed Management Agreement and the proposed changes to the fundamental investment restrictions will be effective on August 1, 1997. The other proposals do not involve any changes from the Funds' current operations, so they will be effective immediately upon approval.

WHO IS ASKING FOR MY VOTE?

Your Board of Directors is asking you to sign and return the enclosed proxy so your votes can be cast at the annual meeting. In the unlikely event your Fund's meeting is adjourned, these proxies would also be voted at the reconvened meeting.

HOW DO I VOTE MY SHARES?

We've made it easy for you. You can vote by mail, phone, fax or in person at the annual meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided. You can fax your vote by signing the proxy voting card and faxing both sides of the card to 1-888-PROXY-FAX (1-888-776-9932). D.F. King & Co., our proxy solicitor, can accept your vote over the phone -- simply call 1-800-755-3107. Or, you can vote in person at the annual meeting on July 30, 1997.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

A proxy can be revoked at any time by writing to us, by sending us another proxy, or by attending the meeting and voting in person. Even if you plan to attend the meeting and vote in person, we ask that you return the enclosed proxy. Doing so will help us ensure that an adequate number of shares are present at the meeting.

If you have any questions regarding the proxy statement or need assistance in voting your shares, please call D.F. King & Co., Inc. at 1-800-755-3107.


4    Proxy Statement Summary                        American Century Investments


                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

                          To be held on July 30, 1997

                          American Century Investments
                                4500 Main Street
                                P. O. Box 419200
                        Kansas City, Missouri 64141-6200
                                 1-800-345-2021

NOTICE IS HEREBY GIVEN that a joint Annual Meeting of Shareholders of the various series ("Funds" and, individually, a "Fund") of American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Capital Portfolios, Inc., American Century Premium Reserves, Inc. and American Century Strategic Asset Allocations, Inc., each a Maryland corporation (individually a "Company" and, collectively, the "Companies"), will be held at the Companies' offices at 4500 Main Street, Kansas City, Missouri, on Wednesday, July 30, 1997, at 10 a.m. Central time, for the following purposes:

1. To elect a Board of Directors of nine members to hold office until their successors are duly elected and qualified;

2. To vote on the approval of a Management Agreement with American Century Investment Management, Inc.;

3. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Companies;

4. To approve the adoption of standardized investment limitations by amending or eliminating certain of the Companies' current fundamental investment restrictions; and

5. ONLY FOR TWENTIETH CENTURY HERITAGE FUND. To approve an amendment to its fundamental investment policy.

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

This is a combined Notice and Proxy Statement for the Funds. The shareholders of each Fund will vote only on those matters being considered by their Fund. If you own shares of more than one of the Funds (or more than one class of a Fund), you have received a separate proxy for each Fund (or class). Please complete, sign and return all proxies.


Proxy Statement                     Notice of Annual Meeting of Shareholders   5


Shareholders of record as of the close of business on May 16, 1997, are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached Proxy Statement.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided so you will be represented at the meeting.

The Board of Directors of each company unanimously recommends that you cast your vote "FOR" each of the proposals.


June 2, 1997                                 BY ORDER OF THE BOARDS OF DIRECTORS



                                             William M. Lyons
                                             Executive Vice President


6    Notice of Annual Meeting of Shareholders       American Century Investments


                              DETAILED DISCUSSION
                                OF PROXY ISSUES

                                  June 2, 1997

The enclosed proxy is solicited by the Board of Directors of the American Century investment companies listed on the cover of this proxy statement in connection with a joint annual meeting of shareholders to be held on Wednesday, July 30, 1997, at the Companies' offices at 4500 Main Street, Kansas City, Missouri, at 10 a.m. Central time, and any adjournments thereof. In this proxy statement, an individual company will be referred to as a "Company," while, as a group, they will be called the "Companies." The shares of the capital stock of each Company entitled to vote at the meeting are issued in series representing different investment portfolios. A single series is called a "Fund," while the series as a group will be called the "Funds."

The costs of soliciting proxies, including the cost of preparing and mailing the notice of meeting and this proxy statement, will be paid by American Century Investment Management, Inc. (referred to in this Proxy Statement as "ACIM"), the investment manager of each Fund. This notice of meeting and proxy statement are first being mailed to shareholders around June 2, 1997. ACIM, at its expense, has hired the proxy solicitation firm of D. F. King & Co., Inc. to help solicit proxies for the meeting. Supplemental solicitations for the meeting may be made by D. F. King & Co., Inc. or by ACIM, either personally or by mail, telephone or facsimile.

VOTING OF PROXIES. If you provide a proxy, you may revoke it before the meeting by mailing written notice of revocation to the Secretary of the respective Company before the meeting, or personally delivering your revocation to the Secretary any time prior to the taking of the vote at the meeting. Unless revoked, Proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

Each Fund may be divided into one or more classes. All classes of shares of a Fund have identical voting rights, except that where a proposal affects only one class, only that class gets to vote on it. Of the Proposals to be considered at the meeting, only Proposal 2, the approval of management agreements, will be voted upon separately by class. The number of outstanding votes of each Fund and each class of a Fund, where applicable, as of the close of business on May 5, 1997, are shown on Schedule I, which you will find at the end of this proxy statement.

Only those shareholders owning shares as of the close of business on May 16, 1997, may vote at the meeting or any adjournments thereof. Each share of each series or class gets one vote for each dollar of a Fund's net asset value the share represents. If we do not receive enough "for" votes by


Proxy Statement                                                                7


July 30, 1997, to approve the proposals being considered at the meeting, the named proxies may propose adjourning the meeting to allow the gathering of more proxy votes. An adjournment requires a vote "for" by a majority of the votes present at the meeting (whether in person or by proxy). The named proxies will vote the "for" votes they have received in favor of the adjournment, and any "against" or "abstain" votes will count as votes against adjournment. An abstention on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote against such proposal.

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of the meeting. Abstentions and broker non-votes will, however, be considered to be votes against the proposals.

INVESTMENT MANAGER. ACIM is each Fund's investment manager. American Century Services Corporation ("ACSC"), an affiliate of ACIM, provides each Fund with transfer agency services. ACIM and ACSC are wholly owned subsidiaries of American Century Companies, Inc. ("ACC"). The mailing address of ACC, ACIM, ACSC and the Funds is P.O. Box 419200, Kansas City, Missouri 64141-6200.

ANNUAL REPORT. Each Fund will furnish, without charge, a copy of its most recent annual report and semiannual report upon request. To request these materials, please call American Century at 1-800-345-2021.



                                SHARE OWNERSHIP

The following table sets forth, as of May 5, 1997, the share ownership of those shareholders known by ACIM to own more than 5% of a Fund's outstanding shares.

                                                                                          Percent of
                                                                                         Outstanding
Name of Record Owner                Shares Owned                                            Shares
-------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.           57,005,257  (Ultra)                                     8.8%
San Francisco, CA                     8,907,177  (Vista)                                     6.4%
                                      4,987,919  (Heritage)                                  5.6%
                                        103,182  (Intermediate-Term Bond)                    5.8%
                                      4,491,963  (Equity Income)                            13.7%
                                     34,291,545  (Value)                                    12.5%
                                     17,382,227  (International Growth)                      9.8%
                                        143,593  (Intermediate-Term Government)              5.5%
-------------------------------------------------------------------------------------------------------


8    Share Ownership                                American Century Investments


                                                                                          Percent of
                                                                                         Outstanding
Name of Record Owner                Shares Owned                                            Shares
-------------------------------------------------------------------------------------------------------
Nationwide Life Insurance            22,326,081  (Growth)                                   11.7%
Company                              39,082,250  (Ultra)                                     6.0%
Columbus, OH                          3,611,496  (Short-Term Government)                    10.4%
-------------------------------------------------------------------------------------------------------
American Century Investment             449,486  (Limited-Term Bond)                        47.7%
Management, Inc.                        405,852  (Intermediate-Term Bond)                   23.0%
Kansas City, MO                       3,526,322  (Strategic Allocations: Conservative)      33.6%
                                        331,489  (Intermediate-Term Government)             12.8%
                                        713,388  (Limited-Term Tax-Exempt)                  15.8%
                                        329,001  (Premium Bond)                              6.6%
                                        379,909  (Long-Term Tax-Exempt)                      7.1%
-------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank N.A.         4,715,345  (Strategic Allocations: Moderate)          19.0%
Trustee for                           1,697,053  (Strategic Allocations: Conservative)      16.2%
GEC-USA Employees Savings             3,329,774  (Strategic Allocations: Aggressive)        20.8%
and Investment
New York, NY
-------------------------------------------------------------------------------------------------------
UMB Bank NA Trustee for               1,359,029  (Strategic Allocations: Moderate)           5.5%
Lincare, Inc. Employees Salary
Reduction Thrift Plan and Trust
Kansas City, MO
-------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank Trustee         95,145  (Intermediate-Term Bond)                    5.4%
for GZA GEO Environmental, Inc.
Restated 401(k) Profit Sharing
Plan & Trust
New York, NY
-------------------------------------------------------------------------------------------------------
Bankers Trust Company Trustee         9,917,770  (Heritage)                                 11.1%
for Kraft General Foods, Inc.
Master Savings Plan and Trust
New Jersey, NJ
-------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank                346,692  (Intermediate-Term Government)             13.3%
Trustee for
Robert Bosch Corporation
Star Plan and Trust
New York, NY
-------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank N.A.        23,751,475  (Premium Capital Reserve)                  15.8%
Trustee for
CTS Corporation Retirement
Savings Plan and Trust
New York, NY
-------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank N.A.        10,147,211  (Premium Government Reserve)               24.4%
Trustee for
Lorillard Inc. Hourly Paid
Employee Profit Sharing
and Trust
New York, NY
-------------------------------------------------------------------------------------------------------


Proxy Statement                                             Share Ownership    9


                                                                                          Percent of
                                                                                         Outstanding
Name of Record Owner                Shares Owned                                            Shares
-------------------------------------------------------------------------------------------------------
UMB Bank NA Trustee for               3,403,108  (Premium Government Reserve)                8.2%
Insilco Corporation Employee
Thrift Plan and Trust
Kansas City, MO
-------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank N.A.         3,017,175  (Premium Government Reserve)                7.3%
Trustee for
Newport Service Corporation
Money Purchase Pension Trust
New York, NY
-------------------------------------------------------------------------------------------------------
Trustees for                          2,690,778  (Premium Bond)                             53.9%
Presbyterian Healthcare
Retirement Plan and Trust
Distributions
Reinvested
Kansas City, MO
-------------------------------------------------------------------------------------------------------

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

NOMINEES

At the meeting, the shareholders of each Company will be asked to elect nine members of that Company's Board of Directors. It is intended that the enclosed Proxy will be voted for the election of the nine persons named below as Directors, unless such authority has been withheld in the Proxy. The term of office of each person elected will be or until his or her successor is duly elected and shall qualify. The Companies do not intend to hold regular annual meetings of shareholders. Information regarding each nominee is set forth following his or her name below.

Name                           Age        Principal Occupation
------------------------------------------------------------------------
Thomas A. Brown                57         Chief Executive Officer,
                                          Associated Bearing Company

Robert W. Doering, M.D.        64         Retired, formerly General
                                          Surgeon

D.D. (Del) Hock                62         Chairman, Public Service
                                          Company of Colorado;
                                          Director, Serv-Tech, Inc.;
                                          Director, Hathaway Corporation


10   Proposal 1                                     American Century Investments


Name                           Age        Principal Occupation
--------------------------------------------------------------------------------
Linsley L. Lundgaard           72         Retired, formerly Vice President
                                          and National Sales Manager,
                                          Flour Milling Division, Cargill, Inc.

Donald H. Pratt                59         President and Director, Butler
                                          Manufacturing Company

Lloyd T. Silver, Jr.           69         President, LSC, Inc.,
                                          Manufacturers Representative

James E. Stowers, Jr.*         73         Chairman of the Board and
                                          Director, ACC, ACSC and ACIM

James E. Stowers III*          38         President, Chief Executive Officer
                                          and Director, ACC, ACSC and ACIM

M. Jeannine Strandjord         51         Senior Vice President and
                                          Treasurer, Sprint Corporation;
                                          Director, DST Systems, Inc.

* Denotes directors who are "interested persons" (as defined by the Investment Company Act) of ACIM. Messrs. Stowers, Jr. And Stowers III are considered interested persons since they serve as officers of, and have ownership interests in, ACC and its affiliated entities. Messrs. Stowers, Jr. and Stowers III also serve in similar capacities for other funds managed by ACIM and its affiliates. Mr. Stowers, Jr. controls ACC by virtue of his ownership of a majority of its voting stock. Mr. Stowers, Jr. is the father of Mr. Stowers III.

The following table sets forth the year each nominee became a Director:

                          Brown    Doering   Hock  Lundgaard  Pratt  Silver   Stowers, Jr.  Stowers III  Strandjord
---------------------------------------------------------------------------------------------------------------------
American Century
Mutual Funds, Inc.        1980      1968     1996    1958     1995    1979        1958         1990         1994
American Century
World Mutual
Funds, Inc.               1991      1991     1996    1991     1995    1991        1991         1991         1994
American Century
Capital
Portfolios, Inc.          1993      1993     1996    1993     1995    1993        1993         1993         1994
American Century
Premium
Reserves, Inc.            1993      1993     1996    1993     1995    1993        1993         1993         1994
American Century
Strategic Asset
Allocations, Inc.         1996      1996     1996    1996     1996    1996        1996         1996         1996
---------------------------------------------------------------------------------------------------------------------
Each of the nominees was  unanimously  nominated by the Board of Directors'  and each has agreed to serve as a Director.  If any unforeseen event prevents one or more of the nominees from serving as a Director, your votes will be cast (unless you have elected to withhold  authority as to the election of Directors) for the election of such  person or persons as the Board of  Directors  shall  nominate.
Unless otherwise  instructed,  the proxies will vote for the re-election of each
Director.


Proxy Statement                                                  Proposal 1   11


COMMITTEES

The Board of Directors of each Company has established four standing committees: an Executive Committee, an Audit Committee, a Compliance Committee and a Nominating Committee.

Messrs. Stowers, Jr., Stowers III and Lundgaard serve on the Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.

Messrs. Lundgaard (chairman), Doering and Hock and Ms. Strandjord serve on the Audit Committee. The functions of the Audit Committee include recommending the engagement of the funds' independent auditors, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent auditors with respect to internal controls and the considerations given or the corrective action taken by management and reviewing nonaudit services provided by the independent auditors.

Messrs. Brown (chairman), Pratt and Silver serve on the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the Funds' compliance testing program, reviewing quarterly reports from ACIM to the Board regarding various compliance matters and monitoring compliance with the Funds' Code of Ethics.

The Nominating Committee has as its principal role the consideration and recommendation of individuals for nomination as directors. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Pratt (chairman), Lundgaard and Stowers III.

For the twelve months ended December 31, 1996, the Board of Directors of each Company met eleven times. During the same period, the Audit Committee met six times and the Compliance Committee met three times. The Nominating Committee did not meet during the period. No director attended fewer than 75% of the total number of Board meetings or meetings of committees on which such Director served.

EXECUTIVE OFFICERS

In addition to Messrs. Stowers, Jr. and Stowers III, the following individuals, except as noted, are executive officers of each of the Companies:

WILLIAM M. LYONS, 41,  Executive Vice President,  Chief Operating  Officer,  and
General  Counsel.  Prior to 1996,  Mr. Lyons was  Executive  Vice  President and
General Counsel. Mr. Lyons is also Executive Vice President, Chief Operating Officer, and General Counsel of ACIM, ACSC, and ACC.


12   Proposal 1                                     American Century Investments


ROBERT T. JACKSON, 51, Executive Vice President and Principal Financial Officer. Prior to 1995, Mr. Jackson was Executive Vice President of Kemper Corporation. Mr. Jackson is also Executive Vice President and Principal Financial Officer of ACIM, ACSC, and ACC.

MARYANNE ROEPKE CPA, 41, Vice President, Treasurer, and Principal Accounting Officer. Ms. Roepke is also Vice President of ACSC.

PATRICK A. LOOBY, 38, Vice President and Associate General Counsel. Mr. Looby is also Vice President and Associate General Counsel of ACSC.

MERELE A. MAY, 34, Controller of American Century Mutual Funds,  Inc.,  American
Century  Capital   Portfolios,   Inc.,  and  American  Century  Strategic  Asset
Allocations, Inc.

C. JEAN WADE CPA, 33, Controller of American Century Mutual Funds, Inc., American Century Premium Reserves, Inc., and American Century Strategic Asset Allocations, Inc.

ROBERT J. LEACH CPA, 31, Controller of American Century World Mutual Funds, Inc.

COMPENSATION

The Directors of the Companies serve as Directors for 32 of the 69 funds advised by ACIM and its affiliates. Each non-interested Director, i.e., all directors other than Mr. Stowers, Jr. and Mr. Stowers III, receives for service as a member of the Board of all 32 funds an annual director's fee of $44,000, and an additional fee of $1,000 per regular Board meeting attended and $500 per special Board meeting and committee meeting attended. In addition, these directors that also serve as chairman of a committee of the Board of Directors receive an additional $2,000 for acting as chairman. These fees and expenses are divided among the 32 funds based upon their relative net assets. Under the terms of the management agreement with ACIM, the Funds are responsible for paying such fees and expenses.

The following table sets forth the total compensation received by each non-interested Director from each Company for its most recent fiscal year, as well as the total compensation received by each Director from the American Century family of funds as a whole for the twelve months ended December 31, 1996. Messrs. Stowers, Jr. and Stowers III receive no compensation from the Funds for serving as a Director. The salaries of Messrs. Stowers, Jr. and Stowers III are paid by ACIM. No officer of the Funds received compensation from the Funds during its most recent fiscal year. No director receives pension or retirement benefits from the Funds.

Fund                  Brown      Doering       Hock    Lundgaard      Pratt     Silver   Strandjord
------------------------------------------------------------------------------------------------------
American Century
Mutual Funds, Inc.*    40,881     38,046         0       41,179      39,389    39,389       39,389

American Century
World Mutual
Funds, Inc.             2,120      1,968       236        2,128       2,044     2,036        2,014


Proxy Statement                                         Proposal 1   13


Fund                  Brown      Doering       Hock    Lundgaard      Pratt     Silver   Strandjord
------------------------------------------------------------------------------------------------------
American Century
Capital
Portfolios, Inc.        2,411      2,260       1,075      2,436       2,352     2,310        2,310

American Century
Premium
Reserves, Inc.            249        233         111        251         243       238          238

American Century
Strategic Asset
Allocations, Inc.         243        225          27        244         234       233          231

TOTAL COMPENSATION
FROM ALL AMERICAN
CENTURY FUNDS          45,904     42,732       1,449     46,238      42,262    44,206       44,182

---------------------

* Includes amounts deferred at the election of the Directors under the American Century Mutual Funds Deferred Compensation Plan for Non-Interested
     Directors. The total amount of deferred compensation included in the preceding table is as follows: Mr. Brown, $7,500; Mr. Lundgaard, $15,200;
     Mr. Pratt, $11,880; Mr. Silver, $10,800; and Ms. Strandjord, $31,800.

DEFERRED COMPENSATION

In December 1992, American Century Mutual Funds, Inc. adopted the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors (the "Plan"). Under the Plan, the non-interested person Directors may defer receipt of all or any part of the fees to be paid to them for serving as Directors of American Century Mutual Funds, Inc.

Under the Plan, all deferred fees are credited to an account established in the name of the participating Director. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Funds issued by American Century Mutual Funds, Inc. that are selected by the participating Director. The account balance continues to fluctuate in accordance with the performance of the selected Fund or Funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of Funds from time to time.

No deferred fees are payable until such time as a participating Director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances in either a lump sum payment or in payments made over a period not to exceed ten years. Upon the death of a Director, all remaining deferred fee account balances are paid to the Director's beneficiary or, if none, to the Director's estate.

The Plan is an unfunded plan and, accordingly, American Century Mutual Funds, Inc. has no obligation to segregate assets to secure or fund the deferred fees. The rights of Directors to receive their deferred fee account balances are the same as rights of a general unsecured creditor of


14   Proposal 1                                     American Century Investments


the Company. The Plan may be terminated at any time by the administrative committee of the Plan. If terminated, all deferred fee account balances will be paid in a lump sum.

VOTING INFORMATION

Each nominee will be re-elected to the Board of Directors of a Company if he or she receives the approval of a majority of the votes of that Company represented at the meeting, provided at least a quorum (50% of the outstanding votes), is represented in person or by proxy. By completing the proxy, you give the named proxies the right to cast your votes. If you elect to withhold authority for any nominees, you may do so by striking a line through the nominee name on the proxy, as further explained on the proxy itself.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ALL NOMINEES.


                                  PROPOSAL 2:
                             APPROVAL OF MANAGEMENT
                                   AGREEMENTS

SUMMARY

ACIM has served as investment manager to the Companies since their inception. Each Company currently has a separate Management Agreement with ACIM with respect to each class of shares offered by the Company. With respect to each class of shares offered, these agreements are identical in all respects with the exception of the management fee, pursuant to which ACIM provides, or arranges for the provision of, all services required by a Fund, and pays essentially all of the expenses of a fund in exchange for one "all-inclusive" management fee. The proposal would also consolidate the Management Agreements into one management agreement between a Company and ACIM which would include all classes of shares offered. With respect to the Investor Class of Twentieth Century International Growth and Twentieth Century International Discovery funds issued by American Century World Mutual Funds, Inc., the proposal would change the management fee charged to each Fund. In addition, the proposal would add a provision which formalizes an agreement between the Funds and ACIM with respect to ACSC's ownership of the names "American Century," "Twentieth Century" and "Benham" which appear as part of the names of the Funds. The complete text of the proposed Management Agreement is set forth in Appendix I to this proxy statement.


Proxy Statement                                                  Proposal 2   15


The current Management Agreements between ACIM and American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., and American Century Premium Reserves, Inc. were last approved by the respective shareholders of those corporations on July 29, 1994. The current Management Agreements between ACIM and American Century Capital Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. were approved by the shareholders of those corporations on August 18, 1993, and February 1, 1996, respectively.

DESCRIPTION OF MANAGEMENT AGREEMENT

The functions and responsibilities of ACIM under the existing agreements and the proposed Management Agreement are identical. All of the agreements require ACIM to:

(1) supervise and manage the investment portfolios of the Funds and direct the purchase and sale of investment securities, subject only to any directions of the Boards of Directors, and

(2) pay all the expenses of the Funds except brokerage, taxes, interest, portfolio insurance, fees and expenses of the non-interested person Directors (including counsel fees) and extraordinary expenses.

As manager, ACIM provides the Companies with the physical facilities and personnel required to carry on the business, such as office space, office furniture, fixtures and equipment, office supplies, computer hardware and software, and salaried and hourly paid personnel. In exchange for the services it provides, ACIM receives a specified percentage fee of the assets of each Fund managed. ACIM may at its expense employ others to supply all or any part of the required facilities and personnel.

With the exception of the Benham Cash Reserve Fund and the Investor Class of the Twentieth Century International Growth and Twentieth Century International Discovery Funds discussed below, the proposed Management Agreements retain the currently existing management fees on all series of shares, which are as follows:

Fund                                                              Management Fee
--------------------------------------------------------------------------------
American Century Balanced Fund
     Advisor Class                                                          .75%
     Investor Class                                                        1.00%
     Institutional Class                                                    .80%

American Century Equity Income Fund
     Advisor Class                                                          .75%
     Investor Class                                                        1.00%
     Institutional Class                                                    .80%

American Century Value Fund
     Advisor Class                                                          .75%
     Investor Class                                                        1.00%
     Institutional Class                                                    .80%


16   Proposal 2                                     American Century Investments


Fund                                                              Management Fee
--------------------------------------------------------------------------------
American Century Strategic Allocation: Aggressive
     Advisor Class                                        0 to $1 billion - .95%
                                                      $1 billion and over - .85%
     Investor Class                                      0 to $1 billion - 1.20%
                                                     $1 billion and over - 1.10%

American Century Strategic Allocation: Conservative
     Advisor Class                                        0 to $1 billion - .75%
                                                      $1 billion and over - .65%
     Investor Class                                      0 to $1 billion - 1.00%
                                                      $1 billion and over - .90%

American Century Strategic Allocation: Moderate
     Advisor Class                                        0 to $1 billion - .85%
                                                      $1 billion and over - .75%
     Investor Class                                      0 to $1 billion - 1.10%
                                                     $1 billion and over - 1.00%

Benham Bond Fund
     Advisor Class                                                          .55%
     Investor Class                                                         .80%

Benham Cash Reserve Fund
     Advisor Class                                                          .45%
     Investor Class                                                         .70%

Benham Intermediate-Term Bond Fund
     Advisor Class                                                          .50%
     Investor Class                                                         .75%

Benham Limited-Term Bond Fund
     Advisor Class                                                          .45%
     Investor Class                                                         .70%

Benham Premium Bond Fund                                                    .45%

Benham Premium Capital Reserve Fund                                         .45%

Benham Premium Government Reserve Fund                                      .45%

Twentieth Century Giftrust                                                 1.00%

Twentieth Century Growth Fund
     Advisor Class                                                          .75%
     Investor Class                                                        1.00%
     Institutional Class                                                    .80%

Twentieth Century Heritage Fund
     Advisor Class                                                          .75%
     Investor Class                                                        1.00%
     Institutional Class                                                    .80%


Proxy Statement                                                  Proposal 2   17


Fund                                                              Management Fee
--------------------------------------------------------------------------------
Twentieth Century International Discovery Fund
     Advisor Class                                     0 to $500 million - 1.50%
                                              $500 million to $1 billion - 1.15%
                                                        $1 billion and over .95%
     Institutional Class                               0 to $500 million - 1.55%
                                              $500 million to $1 billion - 1.20%
                                                       $1 billion and over 1.00%

Twentieth Century International Growth Fund
     Advisor Class                                       0 to $1 billion - 1.25%
                                                 $1 billion to $2 billion - .95%
                                                        $2 billion and over .85%
     Institutional Class                                 0 to $1 billion - 1.30%
                                                $1 billion to $2 billion - 1.00%
                                                        $2 billion and over .90%

Twentieth Century New Opportunities Fund                                   1.50%

Twentieth Century Select Fund
     Advisor Class                                                          .75%
     Investor Class                                                        1.00%
     Institutional Class                                                    .80%

Twentieth Century Ultra Fund
     Advisor Class                                                          .75%
     Investor Class                                                        1.00%
     Institutional Class                                                    .80%

Twentieth Century Vista Fund
     Advisor Class                                                          .75%
     Investor Class                                                        1.00%
     Institutional Class                                                    .80%

The difference in fees among the various classes of the Funds is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by ACIM for core investment advisory services. In addition to the management fee, the Advisor Class of each Fund, where applicable, also pays ACIM a services and distribution fee equal to 0.50% per annum of the net assets of that class. A portion of this fee is used by ACIM to compensate broker-dealers, banks, insurance companies and other financial intermediaries for ongoing recordkeeping, distribution and other shareholder services.

The following table sets forth the management fee, as a percentage of a Fund's average daily net assets, paid by each class of the Funds to ACIM under the current Management Agreements during each Fund's most recent fiscal year:


18   Proposal 2                                     American Century Investments


Fund Management Fees                             Average Net Assets
----------------------------------------------------------------------------------------------------
American Century Balanced Fund
     Advisor Class                                       $        0                $            0
     Investor Class                                       8,345,585                   844,937,283
     Institutional Class                                          0                             0

American Century Equity Income Fund
     Advisor Class                                                0                        18,497
     Investor Class                                       1,579,946                   158,247,723
     Institutional Class                                          0                             0

American Century Value Fund
     Advisor Class                                          106,780                    28,862,305
     Investor Class                                       12,940,373                1,294,481,842
     Institutional Class                                          0                             0

American Century Strategic Allocation:
Aggressive
     Advisor Class                                            8,332                     5,442,751
     Investor Class                                         209,001                    22,009,181

American Century Strategic Allocation:
Conservative
     Advisor Class                                            4,575                     3,785,609
     Investor Class                                         114,199                    14,389,164

American Century Strategic Allocation:
Moderate
     Advisor Class                                            9,815                     7,167,054
     Investor Class                                         283,056                    32,474,152

Benham Bond Fund
     Advisor Class                                                0                             0
     Investor Class                                       1,148,428                   146,071,676

Benham Cash Reserve Fund
     Advisor Class                                                0                             0
     Investor Class                                       9,593,595                 1,375,448,677

Benham Intermediate-Term Bond Fund
     Advisor Class                                                0                             0
     Investor Class                                         108,870                    14,807,295

Benham Limited-Term Bond Fund
     Advisor Class                                                0                             0
     Investor Class                                          52,116                     7,680,716

Benham Premium Bond Fund                                     91,566                    20,468,595

Benham Premium Capital Reserve Fund                         640,040                   142,439,917

Benham Premium Government

Reserve Fund                                                138,640                    30,981,550

Twentieth Century Giftrust                                7,161,935                   731,222,156


Proxy Statement                                                  Proposal 2   19


Fund Management Fees                             Average Net Assets
----------------------------------------------------------------------------------------------------
Twentieth Century Growth Fund
     Advisor Class                                       $        0                $            0
     Investor Class                                       47,632,557                4,789,339,586
     Institutional Class                                          0                             0

Twentieth Century Heritage Fund
     Advisor Class                                                0                             0
     Investor Class                                       10,572,605                1,065,351,654
     Institutional Class                                          0                             0

Twentieth Century International
Discovery Fund
     Advisor Class                                                0                             0
     Investor Class                                       4,421,277                   235,583,479
     Institutional Class                                          0                             0

Twentieth Century International
Growth Fund
     Advisor Class                                            6,276                     3,308,713
     Investor Class                                       21,265,343                1,288,998,651
     Institutional Class                                          0                             0

Twentieth Century
New Opportunities Fund                                            0                             0

Twentieth Century Select Fund
     Advisor Class                                                0                             0
     Investor Class                                       39,305,054                3,935,124,830
     Institutional Class                                          0                             0

Twentieth Century Ultra Fund
     Advisor Class                                            7,146                    12,020,524
     Investor Class                                       162,200,631               16,285,148,217
     Institutional Class                                          0                             0

Twentieth Century Vista Fund
     Advisor Class                                            3,127                     5,245,789
     Investor Class                                       20,195,923                2,040,246,662
     Institutional Class                                          0                             0


CASH RESERVE, INTERNATIONAL GROWTH AND INTERNATIONAL DISCOVERY.

Effective August 1, 1996, ACIM voluntarily waived a portion of its management fee with respect to the Investor Class of the Twentieth Century International Growth and Twentieth Century International Discovery Funds issued by American Century World Mutual Funds, Inc. The proposed Management Agreement between American Century World Mutual Funds, Inc. and ACIM would make this reduced fee structure permanent. In addition, the management fee for the Benham Cash Reserve Fund would decrease by 0.10% of the fund's average daily net assets under the proposed Management Agreement. If approved, the proposed Management Agreements provide for the following management fees for those Funds:


20   Proposal 2                                     American Century Investments


Fund Current Fee               Proposed Fee
---------------------------------------------------------------------------------------------------------
Benham Cash Reserve
     Advisor Class             .45%                                .35%
     Investor Class            .70%                                .60%

Twentieth Century
International Growth
     Investor Class            1.90% of the first $1 billion       1.50% of the first $1 billion
                               1.25% of the next $1 billion        1.20% of the next $1 billion
1.00% over $2 billion          1.10% over $2 billion

Twentieth Century
International Discovery
     Investor Class            2.00%                               1.75% of the first $500 million
                                                                   1.40% of the next $500 million
                                                                   1.20% over $1 billion
---------------------------------------------------------------------------------------------------------

Due to the 0.1% increase in the third breakpoint of the proposed management fee for the Investor Class of Twentieth Century International Growth, if the fund grows to more than approximately $6 billion in net assets, the proposed fee will result in higher management fees being paid by the Fund. As of April 30, 1997, the net assets of International Growth were approximately $1.5 billion.

The following table sets forth for the Benham Cash Reserve Fund and for the Investor Class of the Twentieth Century International Growth and Twentieth Century International Discovery, the total fees and expenses paid for the most recent fiscal year, what that total would have been had the proposed Management Agreements been in effect, and the difference between the two.

                                                             Aggregate Fees and
                                  Aggregate Fees and           Expenses Under               Change
                                    Expenses Under                Proposed                   from
                                        Current                  Management                 Current
Fund Agreements*                      Agreements                 Agreements
---------------------------------------------------------------------------------------------------------
Benham Cash Reserve Fund
     Advisor Class                         --                          --                        --
     Investor Class                    9,612,851                  8,242,338               (1,370,514)

Twentieth Century
International Growth Fund
     Investor Class                   22,653,068                 17,305,620               (5,347,448)

Twentieth Century
International Discovery Fund
     Investor Class                    4,692,943                  3,795,232                (897,711)
---------------------------------------------------------------------------------------------------------
*Does not include ACIM's voluntary fee waiver, which resulted in actual net fees of $21,277,062  and $4,423,396 for Twentieth  Century  International  Growth and
Twentieth Century International Discovery, respectively.


Proxy Statement                                                  Proposal 2   21


ADDITIONAL INFORMATION REGARDING ACIM

ACIM is a wholly owned subsidiary of American Century Companies, Inc. ("ACC"), a financial services firm headquartered in Kansas City, Missouri. ACC's principal offices are located at 4500 Main Street, Kansas City, Missouri 64111. James E. Stowers, Jr., James E. Stowers III, and Dennis von Waaden, Senior Vice President of ACSC, constitute the Board of Directors of ACIM. Mr. Stowers, Jr., Chairman of the Board of the Companies and ACC, controls ACC by virtue of his ownership of a majority of its voting stock.

VOTING INFORMATION

For a class of a Fund to approve the Management Agreements the proposal must receive an affirmative vote of a majority of the outstanding votes of each class. For this purpose, the term "majority of the outstanding votes" means the vote of (i) 67% or more of the votes of a class present at the meeting, so long as the holders of more than 50% of a class' outstanding votes are present or represented by proxy; or (ii) more than 50% of the outstanding votes of the class, whichever is less.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE MANAGEMENT AGREEMENTS.



                                  PROPOSAL 3:
                          RATIFICATION OF INDEPENDENT
                                    AUDITORS

The Investment Company Act, which is the primary federal law that regulates the Companies, requires every registered investment company be audited at least once a year by independent auditors selected by the Board of Directors including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act). The Investment Company Act also requires that the selection be submitted for ratification by the shareholders at their next meeting following the selection.

At the meeting, the shareholders of each Company will be asked to ratify the selection of Deloitte & Touche LLP as each Company's independent auditors. The Board of Directors chose Deloitte & Touche upon the recommendation of the Audit Committee of the Board following an exhaustive selection process during which the Audit Committee reviewed proposals and conducted interviews with representatives from each of the so-called "big six" accounting firms and one regional firm with significant investment company experience. The Board selected Deloitte & Touche based upon its


22   Proposal 3                                     American Century Investments


expertise as an auditor of investment companies, the quality of its audit services, its commitment of experienced audit personnel to the Funds, its tax and international experience in the mutual fund area, and its use and commitment of technology in performing its audit functions.

Deloitte & Touche has no direct or material indirect financial interest in the Companies, ACIM, or ACC, other than receipt of fees for services to the Companies. Deloitte & Touche representatives will be present at the meeting and will have an opportunity to make a statement to the shareholders and to respond to questions.

The approval of a majority of the votes of each Company represented at the meeting, provided at least a quorum is represented in person or by proxy, is necessary to ratify the selection of the independent auditors. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Deloitte & Touche LLP as each Company's independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP.



                                  PROPOSAL 4:
                            ADOPTION OF STANDARDIZED
                                  FUNDAMENTAL
                            INVESTMENT RESTRICTIONS

BENEFITS OF ADOPTING STANDARDIZED INVESTMENT RESTRICTIONS

The primary purpose of this Proposal is to revise the Funds' investment restrictions to conform to restrictions which are expected to become standards for similar types of funds managed by ACIM. The Directors have concurred with ACIM's efforts to analyze the fundamental and non-fundamental investment restrictions of the various funds offered by the American Century family of mutual funds and, where practical and appropriate to a Fund's investment objective and policies, propose to shareholders adoption of standard fundamental restrictions. In many cases, when fundamental restrictions are eliminated, a similar non-fundamental restriction will replace them. It should be noted that, when these restrictions are non-fundamental, the Board of Directors must approve any amendment to the restrictions. The Board of Directors may approve an amendment, for example, to respond to developments in the marketplace, or changes in federal or state law.

It is NOT anticipated that any of the changes will substantially affect the way the Funds are currently managed. ACIM is presenting them to shareholders for approval because ACIM believes that increased standardization


Proxy Statement                                                  Proposal 4   23


will help to promote operational efficiencies and facilitate monitoring of compliance with both fundamental and non-fundamental investment restrictions. Set forth below, as a sub-section of this Proposal, is a detailed description of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the proxy card enclosed with this proxy statement.

A listing of the proposed standard fundamental investment restrictions to be adopted by each Company is set forth in Appendix II. A listing of the current fundamental investment restrictions of each Company is set forth in Appendices III through VII.

CHANGE #1         TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING DIVERSIFICATION OF INVESTMENTS (ALL FUNDS)

The current fundamental investment limitation of the Funds issued by American Century Mutual Funds, Inc. and American Century World Mutual Funds, Inc. regarding diversification of investments provides that a Fund cannot purchase the securities of an issuer if the purchase would cause more than 5% of the corporation's assets at market to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the corporation's portfolio. The remaining Funds apply this limitation to 75% of their total assets. It is proposed that shareholders approve eliminating this fundamental investment limitation.

The Funds have elected to be "diversified open-end management investment companies" under the Investment Company Act, which requires the limitations contained in the current fundamental restriction to apply to 75% of the total assets of the Funds. The current policy of certain of the Funds is more restrictive, applying the limitations on ownership to 100% of its portfolio. The primary purpose of the proposed change with respect to those Funds applying the more restrictive standard is to allow the funds to invest in accordance with the limits contained in the Investment Company Act for diversified companies.

This would allow large funds the flexibility to purchase larger amounts of issuers' securities when ACIM deems an opportunity attractive. The new policy would allow the investment policies of the Funds to conform with the definition of "diversified" as it appears in the Investment Company Act. Please note that the Funds could not change their election to be a diversified company without a further shareholder vote.

With respect to those Funds currently applying the Investment Company Act standard, the elimination of the fundamental policy will allow the Funds to respond more quickly to changes of that standard, as well as to other legal, regulatory, and market developments without the delay or expense of a shareholder vote. The elimination of the fundamental policy would also conform the limitations of the Funds with the limitation which is expected to


24   Proposal 4                                     American Century Investments


become standard for all diversified funds managed by ACIM. Adoption of this change is not expected to materially affect the operation of the Funds.

CHANGE #2         TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING THE ISSUANCE OF SENIOR SECURITIES (ALL FUNDS)

The Funds' current fundamental investment limitation regarding the issuance of senior securities states that a Fund shall not issue any senior security.

It  is  proposed  that   shareholders   approve  replacing  the  Funds'  current
fundamental investment limitation with the following fundamental investment limitation governing the issuance of senior securities:

     "The Fund shall not issue senior securities, except as permitted under the Investment Company Act of 1940."

The primary purpose of this proposed change is to revise the Fund's fundamental senior securities limitation to conform to a limitation that is expected to become the standard for all funds managed by ACIM. If the proposal is approved, the new fundamental senior securities limitation will also require shareholder approval to modify.

The proposed limitation clarifies that the Funds may issue senior securities to the full extent permitted under the Investment Company Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The Investment Company Act generally prohibits mutual funds from issuing any such security; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are met. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount to its obligation to pay cash for the securities at a future date. Funds would utilize transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the Investment Company Act.

Adoption of the proposed limitation on senior securities is not expected to materially affect the operation of the Funds. However, adoption of a standardized fundamental investment limitation will facilitate ACIM's investment compliance efforts and will allow the Fund to respond to developments in the mutual fund industry and the law which may make the use of permissible senior securities advantageous.


Proxy Statement                                                  Proposal 4   25


CHANGE #3         TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING BORROWING (ALL FUNDS)

The Funds' current fundamental investment limitation concerning borrowing states generally that a Fund shall not borrow money with respect to any series of its stock, except in an amount not in excess of 5% of the total assets of the fund, and then only for emergency and extraordinary purposes, which shall not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options.

It  is  proposed  that   shareholders   approve  replacing  the  Fund's  current
fundamental investment limitation with the following fundamental investment limitation governing borrowing:

     "The Fund shall not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings)."

If the proposal is approved, the Funds would also adopt a non-fundamental limitation intended to prevent leveraging of the Funds. The non-fundamental limitation could be changed without a shareholder vote and would state as follows:

     "As an operating policy, the Fund shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund."

The primary purpose of the proposed change to the fundamental investment limitation concerning borrowing is to conform it to a limitation that is expected to become standard for all funds managed by ACIM. If the proposal is approved, the amended fundamental borrowing limitation could not be changed without a shareholder vote.

Adoption of the proposed limitation is not currently expected to materially affect the operations of the Funds. However, the funds' current limitation restricts borrowing to 5% of total assets, rather than the 331/3% in the proposed limitation. The proposed limitation therefore would allow a Fund to purchase a security while borrowings representing more than 5% of total assets are outstanding. While the funds have no current intention to purchase securities while borrowings equal to 5% of its total assets are outstanding, the flexibility to do so may be beneficial to the Fund at a future date.


26   Proposal 4                                     American Century Investments


CHANGE #4         TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING LENDING (ALL FUNDS)

The Funds' current fundamental investment limitations concerning lending states generally that a Fund shall not lend its portfolio securities except to unaffiliated persons, and is subject to the rules and regulations adopted under the Investment Company Act. No such rules and regulations have been promulgated, but it is the Fund's current policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Fund to vote the securities. To comply with the requirements of certain state securities administrators, such loans may not exceed one-third of the corporation's net assets taken at market. It is also the current policy of the Funds not to permit interest on loaned securities of any Fund to exceed 10% of the annual gross income of that Fund (without offset for realized capital gains).

It is proposed that shareholders approve the replacement of the foregoing investment limitations with the following amended fundamental limitation concerning lending (which, if approved, could not be changed without a shareholder vote):

     "The Fund may not lend any security or make any other loan if, as a result, more than 331/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."

The proposal is not expected to materially affect the operation of the Funds. However, the proposed limitation would clarify the Funds' ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the Fund, or there may be a requirement that the Fund supply additional cash to a borrower on demand.

Finally, the adoption of standardized investment limitations proposed will advance the goals of investment limitation standardization.


Proxy Statement                                                  Proposal 4   27


CHANGE #5         TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING CONCENTRATION OF INVESTMENTS IN A PARTICULAR INDUSTRY
(ALL FUNDS)

The Funds currently have a fundamental investment limitation regarding the concentration of investments in a particular industry which states generally that a Fund shall not concentrate its investment in a particular company or a particular industry by investing more than 25% of the assets of each series, exclusive of cash and government securities, in securities of any one industry.

Shareholders are being asked to approve amendment of the above investment limitation. As proposed, the Funds' current fundamental investment limitation will be replaced by the following fundamental investment limitation which will govern concentration of investments:

     "The Fund shall not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities)."

The primary purpose of the proposed amendment is to adopt a concentration limitation that is expected to become the standard for all funds managed by ACIM. If the proposal is approved, the new fundamental investment limitation may not be changed without a shareholder vote.

CHANGE #6         TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
REGARDING INVESTMENTS IN ILLIQUID SECURITIES (ALL FUNDS)

Each Fund currently has a fundamental investment limitation concerning illiquid securities that provides that a Fund shall not invest more than 15% of its assets in illiquid investments, except for any fund intended to be a money market fund, which shall not invest more than 10% of its assets in illiquid investments.

It is proposed that shareholders approve replacing this fundamental limitation with the following non-fundamental limitation:

     "As an operating policy, The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets (10% for money market funds) would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market."

Under the rules established by the Securities and Exchange Commission, mutual funds are required to price their shares daily and to offer daily redemptions with payment to follow within seven days of the redemption request. In order to ensure that funds can satisfy these requirements, the SEC requires mutual funds to limit their holdings in illiquid securities to


28   Proposal 4                                     American Century Investments


15% of their net assets (10% for money market funds). This is due to the fact that illiquid securities may be difficult to value daily and difficult to sell promptly at an acceptable price.

The percentage limitation restricting the amount a mutual fund may invest in illiquid securities has been changed by the SEC over time. For example, prior to 1993, the percentage limit on a fund's investment in illiquid securities was 10%.

In order to be able to respond to regulatory and market developments without the delay and expense of a shareholder vote, we are asking that shareholders eliminate this fundamental investment limitation and replace it with a similar non-fundamental limitation. While non-fundamental investment limitations can be changed without shareholder approval, such changes still require the approval of your Board of Directors.

If this proposal is approved by shareholders, the specific types of securities that may be deemed illiquid will be determined by ACIM, utilizing the guidelines that it currently uses.

The types of securities that may be considered illiquid by ACIM will vary over time based on changing market and regulatory conditions. In determining the liquidity of each Fund's investments, ACIM may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), or (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Currently, ACIM anticipates treating repurchase agreements maturing in more than seven days, over-the-counter options, non-government stripped fixed-rate mortgage backed securities, and some government stripped, fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements as illiquid securities.

The proposed change will not materially impact the operation of the Funds. However, adoption of a standardized non-fundamental investment limitation will facilitate ACIM's investment compliance efforts and will enable the Funds to respond more promptly if circumstances suggest such a change in the future.

CHANGE #7         TO ELIMINATE THE FUNDAMENTAL LIMITATION CONCERNING
INVESTMENT IN OTHER INVESTMENT COMPANIES (ALL FUNDS EXCEPT
STRATEGIC ALLOCATION: CONSERVATIVE, STRATEGIC ALLOCATION: MODERATE AND STRATEGIC ALLOCATION: AGGRESSIVE)

The Fund's current fundamental limitation concerning investment in other investment companies states that a Fund shall not invest in the securities of other investment companies except by purchases in the open market involving only customary brokers' commissions and no sales charges. Shareholders are being asked to approve the elimination of this policy.


Proxy Statement                                                  Proposal 4   29


The ability of mutual funds to invest in other investment companies is restricted by the Investment Company Act, which requires that a fund not invest more than 10% of its total assets in other investment companies. These restrictions will remain applicable to the Funds whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any material impact on the Funds' investment practices, except to the extent that regulatory requirements may change in the future.

The funds issued by American Century Strategic Asset Allocations, Inc. are not currently subject to the fundamental restriction on investment in other investment companies.

CHANGE #8         TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING INVESTMENTS IN REAL ESTATE (ALL FUNDS)

The Funds currently have a fundamental investment limitation regarding the purchase of real estate which states generally that a fund shall not purchase or sell real estate. In the opinion of management, this restriction does not currently preclude investment in securities of corporations that deal in real estate.

Shareholders are being asked to approve amendment of the above investment limitation. As proposed, the Funds' current fundamental investment limitation will be replaced by the following fundamental investment limitation which will govern future purchases and sales of real estate:

     "The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business."

The primary purpose of the proposed amendment is to clarify the types of securities in which the Fund is authorized to invest and to conform the Fund's fundamental real estate limitation to a limitation that is expected to become the standard for all funds managed by ACIM. If the proposal is approved, the new fundamental real estate limitation may not be changed without a shareholder vote.

The proposed limitation would make it explicit that each of the Funds may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Any investments in these securities are, of course, subject to the Fund's investment objective and policies and to other limitations regarding diversification and concentration. The proposed limitation also specifically permits the Fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the Funds regularly invest, ACIM considers this to be a remote possibility.


30   Proposal 4                                     American Century Investments


To the extent that a Fund buys securities and instruments of companies in the real estate business, the fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and arrangement skill of real estate companies.

While the proposed change will have no current impact on the Funds, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization.

CHANGE #9         TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING UNDERWRITING (ALL FUNDS)

Each Fund is currently subject to a fundamental investment limitation concerning underwriting which provides that a Fund shall not underwrite any securities.

It is proposed that shareholders approve replacing the current limitation with the following fundamental investment limitation concerning underwriting:

     "The Fund shall not act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

The primary purpose of the proposed amendment is to clarify that the Funds are not prohibited from selling restricted securities if, as a result of the sale, the Funds would be considered underwriters under federal securities law. It is also intended to revise the Funds' fundamental limitation on underwriting so that it conforms to a limitation which is expected to become standard for all funds managed by ACIM. While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization.

CHANGE #10        TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING COMMODITIES (ALL FUNDS)

Each Fund currently is subject to a fundamental investment limitation that provides that a Fund shall not purchase or sell commodities or commodity contracts, except that certain funds may, for non-speculative purposes, buy or sell interest rate futures contracts on debt securities (debt futures and bond index futures) and related options.

It is proposed that shareholders approve replacing the current limitation with the following amended fundamental investment limitation concerning commodities:


Proxy Statement                                                  Proposal 4   31


     "The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this policy shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities."

The proposed amendment is intended to allow appropriate Funds to have the flexibility to invest in futures contracts and related options, including financial futures such as interest rate and stock index futures (S&P 500, etc.). Certain Funds currently have the ability to invest in financial futures, these include the Funds issued by American Century Capital Portfolios, Inc. and American Century Strategic Asset Allocations, Inc., as well as the tax-exempt Funds issued by American Century Mutual Funds, Inc. Under the proposed amendment, these types of securities may be used for hedging or for investment purposes and involve certain risks.

ACIM recognizes that investment in futures contracts and related options may not be appropriate for all funds. If the proposed amendment is approved, ACIM and the Board of Directors will determine the appropriateness of investment in futures contracts (including financial futures) and related options on a fund-by-fund basis. ACIM would propose that the Board of Directors adopt a non-fundamental limitation allowing investment in certain types of futures contracts and related options for those Funds for which the Directors and ACIM determine such investment is appropriate. The adoption of such a non-fundamental limitation by the Board of Directors of a Fund will be accompanied by appropriate disclosure of such policy in the Prospectus and/or Statement of Additional Information of the Fund.

The proposed amendment will also serve the purpose of conforming the limitation with the limitation which is expected to become standard for all funds managed by ACIM. While the proposed change will have no material impact on the operation of the Funds, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization.

CHANGE #11        TO ELIMINATE THE FUNDAMENTAL LIMITATION CONCERNING
INVESTMENTS IN ISSUERS WITH LESS THAN THREE YEARS OF CONTINUOUS OPERATIONS (ALL FUNDS EXCEPT STRATEGIC ALLOCATION: CONSERVATIVE, STRATEGIC ALLOCATION: MODERATE AND STRATEGIC ALLOCATION: AGGRESSIVE)

Each Fund is currently subject to a fundamental investment limitation which provides that a Fund shall not invest in securities of companies that, including predecessors, have a record of less than three years of continuous operation (often called "unseasoned issuers"). It is proposed that shareholders approve the elimination of the above fundamental investment limitation.

This investment limitation was originally adopted in response to state "Blue Sky" requirements in connection with the registration of shares of the


32   Proposal 4                                     American Century Investments


Funds for sale. These requirements are no longer applicable to the Funds. The Investment Company Act does not contain a similar restriction. ACIM does not believe that a blanket prohibition against these types of investments is in the best interests of the Funds, especially for those funds that invest in smaller companies. Accordingly, it is recommending the change. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, mature issuers. Such companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger companies. In addition, available information regarding these smaller companies may be less available and, when available, may be incomplete or inaccurate. The securities of such companies may also be more likely to be delisted from trading on their primary exchange. As a result, the securities of smaller companies may experience significantly more price volatility and less liquidity than securities of larger companies, and any resulting volatility and limited liquidity will impact the Funds.

ACIM recognizes that the investment in securities of companies with less than three years of continuous operating history may not be appropriate for all of the Funds. If the proposed amendment is approved, ACIM and the Board of Directors will determine the appropriateness of such investments on a fund-by-fund basis. ACIM would propose that the Board of Directors adopt a non-fundamental limitation allowing investment in securities of issuers with less than three years continuous operating history for those Funds for which the Directors and ACIM determine such investment is appropriate. The adoption of such a non-fundamental limitation by the Board of Directors of a Fund will be accompanied by appropriate disclosure of such policy in the Prospectus and/or Statement of Additional Information of such Fund.

Funds issued by American Century Strategic Asset Allocations, Inc. are not currently subject to the fundamental restriction on investment in companies with less than three years continuous operating history.

CHANGE #12        TO ELIMINATE THE FUNDAMENTAL LIMITATION CONCERNING
SHORT SALES (ALL FUNDS)

Each Fund is currently subject to a fundamental investment restriction which provides that a Fund shall not sell securities short (unless it owns, or by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold). It is proposed that shareholders approve the elimination of this fundamental investment limitation.

If the proposal is approved, the current fundamental limitation will be replaced with a non-fundamental limitation which could be changed


Proxy Statement                                                  Proposal 4   33


without a shareholder vote. The proposed non-fundamental limitation is as follows:

     "As an operating policy, the Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short."

In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.

ACIM recognizes that short sales may not be appropriate for all of the Funds. If the proposal is approved, ACIM and the Board of Directors of the Funds will determine the appropriateness of short sales on a fund-by-fund basis. Appropriate disclosure of this practice will also be included in such Fund's Prospectus and/or Statement of Additional Information.

While the proposed change will not materially impact the operation of the Funds,
elimination   of  the   investment   limitation   will   advance  the  goals  of
standardization.

CHANGE #13        TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING MARGIN PURCHASES OF SECURITIES (ALL FUNDS)

The Funds' currently have a fundamental investment limitation concerning purchasing securities on margin that generally provides that a Fund shall not purchase securities on margin; however, the Fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted by its fundamental policies.

It is proposed that shareholders of the Fund approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental limitation with a non-fundamental limitation which could be changed without a shareholder vote. The proposed non-fundamental limitation is as follows:

     "As an operating policy, the Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."

Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the


34   Proposal 4                                     American Century Investments


borrower places with a broker as collateral against the loan. The current fundamental limitation prohibits a Fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions. Mutual funds are generally prohibited from entering into most types of margin purchase. However, policies of the SEC allow mutual funds to purchase securities on margin for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. The proposed non-fundamental limitation would parallel the SEC's policies.

Although elimination of the Funds' fundamental limitation on margin purchases is unlikely to materially affect any Fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the Funds will be able to alter their investment practices without the delay and expense of a shareholder vote. We believe that efforts to standardize investment limitations will also facilitate ACIM's investment compliance efforts.

It may seem to most shareholders that the 13 proposals to modify fundamental investment policies are technical and somewhat difficult to understand. ACIM believes, however, that adopting uniform limitations, as well as ones that are appropriate to the Funds, are in the best interests of Fund shareholders. Your Board of Directors supports those efforts.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS.



                                  PROPOSAL 5:
                              AMEND A FUNDAMENTAL
                              INVESTMENT POLICY OF
                        TWENTIETH CENTURY HERITAGE FUND.

The investment strategy of the Twentieth Century Heritage Fund, as described in its current prospectus, states as follows:

     Securities of companies chosen for the Select and Heritage fund are chosen primarily for their growth potential. ADDITIONALLY, AS A MATTER OF FUNDAMENTAL POLICY, 80% OF THE ASSETS OF SELECT AND HERITAGE MUST BE INVESTED IN SECURITIES OF COMPANIES THAT HAVE A RECORD OF PAYING DIVIDENDS, OR HAVE COMMITTED THEMSELVES TO THE PAYMENT OF REGULAR DIVIDENDS, OR OTHERWISE PRODUCE INCOME.

ACIM has proposed, and the Board of Directors of the Fund has approved, amending the bolded statement of fundamental policy set forth above to


Proxy Statement                                                  Proposal 5   35


make the requirement to invest in dividend-paying companies applicable to only 60% of the Heritage fund's assets. Specifically, ACIM and the Board of Directors recommend shareholders approve a revised policy that provides as follows:

     Additionally, as a matter of fundamental policy, 80% of the assets of the Select fund and 60% of the Heritage fund must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends, or otherwise produce income.

The proposed amendment of Heritage's fundamental investment policy will not change the basic growth objective of Heritage, nor will it change the type of securities selected for its portfolio. Those securities will be, as they have been in the past, securities (primarily common stocks) that ACIM believes have better-than-average prospects for appreciation.

ACIM believes, however, that given the Heritage fund's focus on investing in small- to medium-sized companies, the current 80% dividend payment requirement unnecessarily limits the fund's choice of investment opportunities. In pursuing its investment objective, Heritage looks for companies whose earning and revenues are growing at an accelerating rate. Many of these companies, however, have elected to forego paying dividends, and instead invest earnings back into the growth of the company. In addition, numerous other firms have elected to use the cash they would otherwise use to pay dividends to instead engage in share buyback programs. By engaging in buyback programs, the companies create additional earnings per share growth and additional value for existing shareholders. Reducing the dividend payment requirement to 60% of fund assets will allow the Fund to invest more of its assets in these growing nondividend-paying companies if they represent attractive investment opportunities. This will allow the Fund to own a broader and deeper variety of investments while retaining its primary concentration on firms paying cash dividends. This change is being proposed by ACIM with the intent of enhancing the long-term performance potential of the Fund.

The proposed amendment will allow the Fund to invest more of its assets in companies with greater appreciation potential than is currently possible. However, such securities may also have greater downside risk, or depreciation potential, as well. Because 60% of fund assets will still be invested in dividend-paying or income producing securities, however, ACIM does not believe that the general risk potential of the Fund will be materially increased by the proposed change.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT.


36   Proposal 5                                     American Century Investments


                                 OTHER MATTERS

OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

The Board of Directors knows of no other business to be brought before the meeting. However, if any other matters are properly brought before the meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to William M. Lyons, Executive Vice President, American Century Investments, P.O. Box 419200, Kansas City, Missouri 64141-6200.

NOTICE TO BANKS, BROKER-DEALERS, AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the applicable Fund(s), in care of American Century Investments, P.O. Box 419200, Kansas City, Missouri 64141-6200, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

June 2, 1997                                         William M. Lyons
                                                     Executive Vice President


Proxy Statement                                               Other Matters   37


                                   Schedule I
                          Number of Outstanding Votes
                               as of May 5, 1997

Registered
Investment                     Investment                        Number of Votes
Company                        Company                         as of May 5, 1997
--------------------------------------------------------------------------------
American Century
Capital Portfolios, Inc.       American Century
                               Equity Income
                               Advisor Class                          177,696.18
                               Investor Class                     218,311,655.36
                               Institutional Class                             0
                               -------------------------------------------------
                               American Century
                               Value Fund
                               Advisor Class                       32,002,619.56
                               Investor Class                   1,858,433,725.97
                               Institutional Class                             0
                               -------------------------------------------------
American Century
Mutual Funds, Inc.             American Century
                               Balanced Fund
                               Advisor Class                        3,611,625.11
                               Investor Class                     875,936,380.81
                               Institutional Class                             0
                               -------------------------------------------------
                               Benham Bond Fund
                               Advisor Class                                   0
                               Investor Class                     128,552,702.90
                               -------------------------------------------------
                               Benham Cash Reserve Fund
                               Advisor Class                          650,109.60
                               Investor Class                   1,225,062,056.16
                               -------------------------------------------------
                               Benham Intermediate-Term
                               Bond Fund
                               Advisor Class                                   0
                               Investor Class                      17,281,842.69
                               -------------------------------------------------
                               Benham Limited-Term
                               Bond Fund
                               Advisor Class                                   0
                               Investor Class                       9,316,007.28
                               -------------------------------------------------
                               Twentieth Century Giftrust         786,265,781.69
                               -------------------------------------------------


38   Schedule I                                     American Century Investments


Registered
Investment                     Investment                        Number of Votes
Company                        Company                         as of May 5, 1997
--------------------------------------------------------------------------------
American Century
Mutual Funds, Inc.             Twentieth Century
(cont.)                        Growth Fund
                               Advisor Class                                   0
                               Investor Class                   4,600,782,884.51
                               Institutional Class                             0
                               -------------------------------------------------
                               Twentieth Century
                               Heritage Fund
                               Advisor Class                                   0
                               Investor Class                   1,132,456,358.55
                               Institutional Class                             0
                               -------------------------------------------------
                               Twentieth Century
                               New Opportunities Fund             159,793,610.66
                               -------------------------------------------------
                               Twentieth Century
                               Select Fund
                               Advisor Class                                   0
                               Investor Class                   4,354,861,879.38
                               Institutional Class                 11,018,265.73
                               -------------------------------------------------
                               Twentieth Century Ultra Fund
                               Advisor Class                       18,583,520.45
                               Investor Class                  19,759,992,185.49
                               Institutional Class                    107,626.31
                               -------------------------------------------------
                               Twentieth Century
                               Vista Fund
                               Advisor Class                        5,508,385.71
                               Investor Class                   1,706,123,992.43
                               Institutional Class                 14,322,696.81
                               -------------------------------------------------
American Century
Premium Reserves, Inc.         Benham Premium Bond Fund            49,206,460.43
                               -------------------------------------------------
                               Benham Premium
                               Capital Reserve Fund               150,486,000.72
                               -------------------------------------------------
                               Benham Premium
                               Government Reserve Fund             41,599,553.17
                               -------------------------------------------------


Proxy Statement                                                  Schedule I   39


Registered
Investment                     Investment                        Number of Votes
Company                        Company                         as of May 5, 1997
--------------------------------------------------------------------------------
American Century
Strategic Asset
Allocations, Inc.              American Century
                               Strategic Allocation:
                               Aggressive
                               Advisor Class                        5,776,713.82
                               Investor Class                      83,417,713.70
                               -------------------------------------------------
                               American Century
                               Strategic Allocation:
                               Conservative
                               Advisor Class                        3,840,998.42
                               Investor Class                      50,891,901.79
                               -------------------------------------------------
                               American Century
                               Strategic Allocation:
                               Moderate
                               Advisor Class                        7,156,880.52
                               Investor Class                     127,578,094.77
                               -------------------------------------------------
American Century
World Mutual
Funds, Inc.                    Twentieth Century
                               International
                               Discovery Fund
                               Advisor Class                                   0
                               Investor Class                     542,867,133.92
                               Institutional Class                             0
                               -------------------------------------------------
                               Twentieth Century
                               International
                               Growth Fund
                               Advisor Class                        5,580,799.83
                               Investor Class                   1,541,221,833.09
                               Institutional Class                             0
                               -------------------------------------------------


40   Schedule I                                     American Century Investments


                                   APPENDIX I
                              MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT ("Agreement") is made as of the 1st day of August, 1997, by and between [NAME OF COMPANY], a Maryland corporation (hereinafter called the "Corporation"), and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., a Delaware corporation (hereinafter called the "Investment Manager").

WHEREAS, the Corporation has adopted a Multiple Class Plan dated as of September 3, 1996 (as the same may be amended from time to time, the "Multiple Class Plan"), pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and

WHEREAS, the Multiple Class Plan establishes four classes of shares for certain series of shares of the Corporation: the Investor Class, the Institutional Class, the Service Class, and the Advisor Class; and

WHEREAS, the parties hereto desire to enter into this Agreement to arrange for investment management services to be provided by Investment Manager for all classes of shares issued by the Corporation.

NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

1. INVESTMENT MANAGEMENT SERVICES. The Investment Manager shall supervise the investments of each class of each series of shares of the Corporation contemplated as of the date hereof, and each class of each subsequent series of shares as the Corporation shall select the Investment Manager to manage. In such capacity, the Investment Manager shall either directly, or through the utilization of others as contemplated by Section 7 on page 43, maintain a continuous investment program for each series, determine what securities shall be purchased or sold by each series, secure and evaluate such information as it deems proper and take whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders. In performing its duties hereunder, the Investment Manager will manage the portfolio of all classes of shares of a particular series as a single portfolio.

2. COMPLIANCE WITH LAWS. All functions undertaken by the Investment Manager hereunder shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940, as amended (the "Investment Company Act"), and any rules and regulations promulgated thereunder; (2) any other applicable provisions of law; (3) the Articles of Incorporation of the Corporation as amended from time to time; (4) the Bylaws of the Corporation as amended from time to time; (5) the Multiple Class Plan; and (6) the registration


Proxy Statement                                                  Appendix I   41


     statement(s) of the Corporation, as amended from time to time, filed under the Securities Act of 1933 and the Investment Company Act.

3. BOARD SUPERVISION. All of the functions undertaken by the Investment Manager hereunder shall at all times be subject to the direction of the Board of Directors of the Corporation, its executive committee, or any committee or officers of the Corporation acting under the authority of the Board of Directors.

4. PAYMENT OF EXPENSES. The Investment Manager will pay all of the expenses of each class of each series of the Corporation's shares that it shall manage other than interest, taxes, brokerage commissions, extraordinary expenses, the fees and expenses of those directors who are not "interested persons" as defined in the Investment Company Act (hereinafter referred to as the "Independent Directors") (including counsel fees), and expenses incurred in connection with the provision of shareholder services and distribution services under the Master Distribution and Shareholder Services Plan adopted by the Corporation and dated September 3, 1996. The Investment
     Manager will provide the Corporation with all physical facilities and personnel required to carry on the business of each class of each series of the Corporation's shares that it shall manage, including but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software and salaried and hourly paid personnel. The Investment Manager may at its expense employ others to provide all or any part of such facilities and personnel.

5. ACCOUNT FEES. The Corporation, by resolution of the Board of Directors, including a majority of the Independent Directors, may from time to time authorize the imposition of a fee as a direct charge against shareholder accounts of any class of one or more of the series, such fee to be retained by the Corporation or to be paid to the Investment Manager to defray expenses which would otherwise be paid by the Investment Manager in accordance with the provisions of paragraph 4 of this Agreement. At least sixty days prior written notice of the intent to impose such fee must be given to the shareholders of the affected class and series.

6.   MANAGEMENT FEES.

     (a) In consideration of the services provided by the Investment Manager, each class of each series of shares of the Corporation managed by the Investment Manager shall pay to the Investment Manager a per annum management fee (hereinafter, the "Applicable Fee") as follows:


42   Appendix I                                     American Century Investments


     NAME OF SERIES          NAME OF CLASS           APPLICABLE FEE RATE
     ---------------------------------------------------------------------------
     [For a schedule of the proposed management fees payable by each Fund, please refer to pages 16-18 of this proxy statement.]
     ---------------------------------------------------------------------------

     (b) On the first business day of each month, each class of each series of shares set forth above shall pay the management fee at the rate specified by subparagraph (a) of this paragraph 6 to the Investment Manager for the previous month. The fee for the previous month shall be calculated by multiplying the Applicable Fee set forth above for each class and series by the aggregate average daily closing value of the net assets of each class and series during the previous month, and further multiplying that product by a fraction, the numerator of which shall be the number of days in the previous month, and the denominator of which shall be 365 (366 in leap years).

     (c) In the event that the Board of Directors of the Corporation shall determine to issue any additional series or classes of shares for which it is proposed that the Investment Manager serve as investment manager, the Corporation and the Investment Manager may enter into an Addendum to this Agreement setting forth the name of the series, the Applicable Fee and such other terms and conditions as are applicable to the management of such series of shares.

7. SUBCONTRACTS. In rendering the services to be provided pursuant to this Agreement, the Investment Manager may, from time to time, engage or associate itself with such persons or entities as it determines is necessary or convenient in its sole discretion and may contract with such persons or entities to obtain information, investment advisory and management services, or such other services as the Investment Manager deems appropriate. Any fees, compensation or expenses to be paid to any such person or entity shall be paid by the Investment Manager, and no obligation to such person or entity shall be incurred on behalf of the Corporation. Any arrangement entered into pursuant to this paragraph shall, to the extent required by law, be subject to the approval of the Board of Directors of the Corporation, including a majority of the Independent Directors, and the shareholders of the Corporation.

8. CONTINUATION OF AGREEMENT. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the execution hereof, and for as long thereafter as its continuance is specifically approved at least annually (a) by the Board of Directors of the Corporation or by the vote of a majority of the outstanding class of voting securities of each series and (b) by the vote of


Proxy Statement                                                  Appendix I   43


     a majority of the Directors of the Corporation, who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

9. TERMINATION. This Agreement may be terminated by the Investment Manager at any time without penalty upon giving the Corporation 60 days' written notice, and may be terminated at any time without penalty by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of each class of each series on 60 days' written notice to the Investment Manager.

10. EFFECT OF ASSIGNMENT. This Agreement shall automatically terminate in the event of assignment by the Investment Manager, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

11. OTHER ACTIVITIES. Nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or the right of any of its officers, directors or employees (who may also be a director, officer or employee of the Corporation), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

12. STANDARD OF CARE. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of the Investment Manager, it, as an inducement to it to enter into this Agreement, shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

13. SEPARATE AGREEMENT. The parties hereto acknowledge that certain provisions of the Investment Company Act, in effect, treat each series of shares of an investment company as a separate investment company. Accordingly, the parties hereto hereby acknowledge and agree that, to the extent deemed appropriate and consistent with the Investment Company Act, this Agreement shall be deemed to constitute a separate agreement between the Investment Manager and each series of shares of the Corporation managed by the Investment Manager.

14. USE OF THE NAMES "AMERICAN CENTURY," "TWENTIETH CENTURY," AND "BENHAM." The names "American Century," "Twentieth Century," and "Benham" and all rights to the use of the names "American Century," "Twentieth Century," and "Benham" are the exclusive property of American Century Services Corporation ("ACSC"). ACSC has consented


44   Appendix I                                     American Century Investments


     to, and granted a non-exclusive license for, the use by the Corporation of the names "American Century," "Twentieth Century," and "Benham" in the name of the Corporation and any series of shares thereof. Such consent and non-exclusive license may be revoked by ACSC in its discretion if ACSC, the Investment Manager, or a subsidiary or affiliate of either of them is not employed as the investment advisor of each series of shares of the Corporation. In the event of such revocation, the Corporation and each series of shares thereof using the names "American Century," "Twentieth Century," or "Benham" shall cease using the names "American Century," "Twentieth Century," or "Benham," unless otherwise consented to by ACSC or any successor to its interest in such names.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.


[Name of Company]                           American Century Investment
                                            Management, Inc.

By:                                         By:
     Name:                                       Name:
     Title:                                      Title:

Attest:                                          Attest:
     Name:                                       Name:
     Title:                                      Title:


Proxy Statement                                                  Appendix I   45


                                  APPENDIX II
                         PROPOSED STANDARD FUNDAMENTAL
                            INVESTMENT RESTRICTIONS

1. The Fund shall not issue senior securities, except as permitted under the Investment Company Act of 1940.

2. The Fund shall not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

3. The Fund shall not lend any security or make any other loan if, as a result, more than 331/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

4. The Fund shall not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

5. The Fund shall not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

6. The Fund shall not act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

7. The Fund shall not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

8. The Fund shall not invest for purposes of exercising control over management.


46   Appendix II                                    American Century Investments


                                  APPENDIX III
                              CURRENT FUNDAMENTAL
                            INVESTMENT RESTRICTIONS
                                AMERICAN CENTURY
                               MUTUAL FUNDS, INC.

Additional fundamental policies that may be changed only with shareholder approval provide that, with the exception of New Opportunities, each series of shares:

1. Shall not invest more than 15% of its assets in illiquid investments, except for any fund intended to be a money market fund, which shall not invest more than 10% of its assets in illiquid investments.

2.   Shall  not  invest  in  the   securities  of  companies   that,   including
     predecessors, have a record of less than three years of continuous operation.

3. Shall not lend its portfolio securities except to unaffiliated persons, and is subject to the rules and regulations adopted under the Investment Company Act. No such rules and regulations have been promulgated, but it is the corporation's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the corporation must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the corporation must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the corporation to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the corporation's net assets taken at market. It is the policy of the corporation not to permit interest on loaned securities of any series to exceed 10% of the annual gross income of that series (without offset for realized capital gains).

4. Shall not purchase the security of any one issuer if such purchase would cause more than 5% of the corporation's assets at market to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than


Proxy Statement                                                Appendix III   47


     10% of the outstanding voting securities of any one issuer to be held in the corporation's portfolio.

5. Shall not invest for control or for management, or concentrate its investment in a particular company or a particular industry. No more than 25% of the assets of each series, exclusive of cash and government securities, will be invested in securities of any one industry. The corporation's policy in this respect includes the statement "The management's definition of the phrase `any one industry' shall be conclusive unless clearly unreasonable." That statement may be ineffective because it may be an attempt to waive a provision of the law, and such waivers are void.

6. Shall not buy securities on margin nor sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the corporation's funds may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted by their fundamental policies.

7. Shall not invest in the securities of other investment companies except by purchases in the open market involving only customary brokers' commissions and no sales charges.

8.   Shall not issue any senior security.

9.   Shall not underwrite any securities.

10. Shall not purchase or sell real estate. (In the opinion of management, this restriction will not preclude the corporation from investing in securities of corporations that deal in real estate.)

11. Shall not purchase or sell commodities or commodity contracts; except that Limited-Term Bond, Intermediate-Term Bond, Benham Bond, Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt may, for non-speculative purposes, buy or sell interest rate futures contracts on debt securities (debt futures and bond index futures) and related options.

12. Shall not borrow any money with respect to any series of its stock, except in an amount not in excess of 5% of the total assets of the series, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by Limited-Term Bond, Intermediate-Term Bond, Benham Bond, Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt.


48   Appendix III                                   American Century Investments


Paragraphs 3, 5, 8 and 9 shall also apply as fundamental policies of New Opportunities. Paragraphs 1, 2, 6, 7, 10, 11 and 12 shall also apply to New
Opportunities, but shall not be considered fundamental policies. Paragraph 4 shall apply to New Opportunities with respect to 75% of its portfolio and shall not be considered a fundamental policy.



                                  APPENDIX IV
                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS
                             AMERICAN CENTURY WORLD
                               MUTUAL FUNDS, INC.

Additional fundamental policies that may be changed only with shareholder approval provide that, with the exception of the Emerging Markets Fund, each series of shares:

1.   Shall not invest more than 15% of its assets in illiquid investments.

2.   Shall  not  invest  in  the   securities  of  companies   that,   including
     predecessors, have a record of less than three years of continuous operation.

3. Shall not lend its portfolio securities except to unaffiliated persons and subject to the rules and regulations adopted under the Investment Company Act. No such rules and regulations have been issued, but it is our policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the fund's net assets taken at market.

4. Shall not purchase the security of any one issuer if such purchase would cause more than 5% of the fund's assets at market to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the


Proxy Statement                                                 Appendix IV   49



     outstanding voting securities of any one issuer to be held in the fund's portfolio.

5. Shall not invest for control or for management, or concentrate its investment in a particular company or a particular industry. No more than 25% of the assets of the fund, exclusive of cash and U.S. government securities, will be invested in securities of any open industry.

6. Shall not buy securities on margin nor sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted by its fundamental policies.

7. Shall not invest in the securities of other investment companies except by purchases in the open market involving only customary brokers' commissions and no sales charges.

8.   Shall not issue any senior security.

9.   Shall not underwrite any securities.

10. Shall not purchase or sell real estate. (In the opinion of management, this restriction will not preclude the corporation from investing in securities of corporations that deal in real estate.)

11.  Shall not purchase or sell commodities or commodity contracts.

12. Shall not borrow any money, except from banks or trust companies in an amount not in excess of 5% of the total assets of the fund, and then only for emergency and extraordinary purposes.

Paragraphs 3, 5, 8 and 9 shall apply as fundamental policies of the Emerging Markets Fund. Paragraphs 1, 2, 6, 7, 10, 11 and 12 shall also apply to the Emerging Markets Fund, but shall not be considered fundamental policies. Paragraph 4 shall apply to the Emerging Markets Fund with respect to 75% of its portfolio and shall not be considered a fundamental policy.


50   Appendix IV                                    American Century Investments


                                   APPENDIX V
                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS
                                AMERICAN CENTURY
                            CAPITAL PORTFOLIOS, INC.

Additional fundamental policies that may be changed only with shareholder approval provided that neither series of shares:

1.   Shall invest more than 15% of its assets in illiquid investments.

2. Shall invest in the securities of companies that, including predecessors, have a record of less than three years of continuous operation.

3. Shall lend its portfolio securities except to unaffiliated persons and subject to the rules and regulations adopted under the Investment Company Act of 1940. No such rules and regulations have been issued, but it is our policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned or by irrevocable letters of credit. During the existence of the loan, a fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the fund's net assets valued at market.

4. Shall with regard to 75% of its portfolio, purchase the security of any one issuer if such purchase would cause more than 5%of the fund's assets at market to be invested in the securities of such issuer, except U.S. government securities or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in a fund's portfolio.

5. Shall invest for control or for management or concentrate its investment in a particular company or a particular industry. No more than 25% of the assets of a fund, exclusive of cash and U.S. government securities, will be invested in securities of any one industry.

6. Shall buy securities on margin and sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain


Proxy Statement                                                  Appendix V   51


     securities equivalent in kind and amount to the securities sold without additional cost); however, a fund may make margin deposits in connection with the use of any financial instrument or any transaction securities permitted by its fundamental policies.

7. Shall invest in the securities of other investment companies except by purchases in the open market involving only customary brokers' commission and no sales charges.

8.   Shall issue any senior security.

9.   Shall underwrite any securities.

10. Shall borrow any money, except in an amount not in excess of 5% of the total assets of the series and then only for emergency and extraordinary purposes. Note: This investment restriction does not prohibit escrow and collateral arrangements in connections with investment in futures contracts and related options by a fund.

11. Shall purchase or sell real estate, except that a fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.



                                  APPENDIX VI
                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

Additional fundamental policies that may be changed only with shareholder approval provide that each series of shares:

1. Shall not, with regard to 75% of its portfolio, purchase the security of any one issuer if such purchase would cause more than 5% of the fund's assets at market to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more then 10% of the outstanding voting securities of any one issuer to be held in a fund's portfolio.

2. Shall not invest for control or for management or concentrate its investment in a particular company or a particular industry. No more than 25% of the assets of a fund, exclusive of cash and U.S.


52   Appendix VI                                    American Century Investments


     government securities, will be invested in securities of any one industry.

3. Shall not buy securities on margin nor sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold without additional cost); however, a fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted by its fundamental policies.

4.   Shall not issue any senior security.

5.   Shall not underwrite any securities.

6.   Shall not invest more than 15% of its assets in illiquid investments.

7. Shall not lend its portfolio securities except to unaffiliated persons and subject to the rules and regulations adopted under the Investment Company Act. No such rules and regulations have been issued, but it is American Century's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned or by irrevocable letters of credit. During the existence of the loan, a fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned an interest on the investment of the collateral; the fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the fund's net assets valued at market.

8. Shall not borrow any money, except in an amount not in excess of 5% of the total assets of the fund and then only for emergency and extraordinary purposes. Note: This investment restriction does not prohibit escrow and collateral arrangements in connection with investment in futures contracts and related options by a fund.

9. Shall not purchase or sell real estate, except that a fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.


Proxy Statement                                                 Appendix VI   53


                                  APPENDIX VII
                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS
                    AMERICAN CENTURY PREMIUM RESERVES, INC.

Fundamental policies may be changed only with shareholder approval provide that no series of shares:

1. Intended to be designated as a money market fund shall invest more than 10% of its assets in illiquid investments, while no non-money market series of shares shall invest more than 15% of its assets in illiquid investments.

2. Shall lend its portfolio securities except to unaffiliated persons and subject to the rules and regulations adopted under the Investment Company Act of 1940. No such rules and regulations have been issued, but it is the fund's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned or by irrevocable letters of credit. During the existence of the loan, a fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. To comply with the regulations of certain state securities administrators, such loan may not exceed one-third of the fund's net assets taken at market.

3. Shall, with regard to 75% of its portfolio, purchase the security of any one issuer if such purchase would cause more than 5% of a fund's assets at market to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in a fund's portfolio. Note: As a mater of operating policy and not a fundamental policy, Premium Government Reserve and Premium Capital Reserve have elected to comply with Rule 2a-7 under the Investment Company Act, which required diversification of 100% of their respective portfolios, not 75% as stated in this restriction.

4. Shall invest for control or for management, or concentrate its investment in a particular company or a particular industry. No


54   Appendix VII                                   American Century Investments


     more than 25% of the assets of a fund, exclusive of cash and U.S. government securities, will be invested in securities of any one industry.

5. Shall buy securities on margin or sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, a fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted by its fundamental policies.

6. Shall invest in the securities of other investment companies except by purchases in the open market involving only customary brokers' commission and no sales charges.

7.   Shall issue any senior security.

8.   Shall underwrite any securities.

9. Shall purchase or sell commodities or commodity contracts except that premium Bond may, for non-speculative purposes, buy or sell interest rate futures contracts on debt securities (debt futures and bond index futures) and related options.

10. Shall borrow any money, except in an amount not in excess of 5% of the total assets of the series, and then only for emergency and extraordinary purposes. Note: This investment restrictions does not prohibit escrow and collateral arrangements in connections with investment in interest rate futures contracts and related options by Premium Bond.


Proxy Statement                                                Appendix VII   55


                                     NOTES


56   Notes                                          American Century Investments


                                     NOTES


                                                                      Notes   57


                                     NOTES


58   Notes                                          American Century Investments


                                     NOTES


                                                                      Notes   59


                                     NOTES


60   Notes                                          American Century Investments


                                     NOTES


                                                                      Notes   61

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